UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 21, 2013

FRONTIER BEVERAGE COMPANY, INC.

(Exact name of registrant as specified in its charter)

Nevada	000-52297	06-1678089
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1837 Harbor Avenue, PO Box 13098, Memphis, TN 38113

(Address of principal executive offices and Zip Code)

(877) 233-7359

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Item 4.01 Changes in Registrant’s Certifying Accountant

On March 7, 2013, Frontier Beverage Company, Inc. (the “Company”) was informed by its independent registered public accounting firm, Sherb & Co., LLP (“Sherb”) that it has combined its practice with RBSM LLP (“the Merger”) effective January 1, 2013. As a result of the Merger and upon notice by Sherb to the Company, on that date Sherb in effect resigned as the Company’s independent registered public accounting firm. On March 22, 2013, RBSM LLP was engaged as the Company’s independent registered public accounting firm.

The principal accountant’s reports of Sherb on the Company’s financial statements as of and for the two years ended December 31, 2011 and December 31, 2010 did not contain an adverse opinion or disclaimer of opinion, and such reports were not qualified or modified as to audit scope or accounting principles. The principal accountant’s reports of Sherb on the financial statements of the Company for the years ended December 31, 2011 and 2010 contained an explanatory paragraph disclosing the uncertainty regarding the Company’s ability to continue as a going concern.

During the two years ended December 31, 2011 and 2010, and through the date of this Current Report on Form 8-K, there were no disagreements with Sherb on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which if not resolved to Sherb's satisfaction would have caused it to make reference thereto in connection with its reports on the financial statements for such years. During the two years ended December 31, 2011 and 2010, and through the date of this Current Report on Form 8-K, there were no reportable events of the type described in Item 304(a)(1)(v) of Regulation S-K.

During the two years ended December 31, 2011 and 2010 and through the date of this Current Report on Form 8-K, the Company did not consult with RBSM with respect to any of (i) the application of accounting principles to a specified transaction, either completed or proposed; (ii) the type of audit opinion that might be rendered on the Company's financial statements; or (iii) any matter that was either the subject of a disagreement (as defined in Item 304(a)(1)(iv) of Regulation S-K) or an event of the type described in Item 304(a)(1)(v) of Regulation S-K.

The Company provided Sherb with a copy of the foregoing disclosure and requested Sherb to furnish the Company with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the statements made therein. A copy of such letter, dated March 22, 2013, furnished by Sherb, is filed as Exhibit 16.1 to this Current Report on Form 8-K.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

David Harris tendered his resignation as Vice President, Secretary and Director, which resignation is filed as an exhibit to this Report and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits..

(a) Financial Statements:

None.

(b) Pro Forma Financial Information:

None.

(c) Shell Company Transactions:

None.

(d) Exhibits:

Exh. No.	Date	Document

10.01	March 21, 2013	Resignation of David Harris*
16.1	March 22, 2013	Letter to the SEC from Sherb & Co. LLP*

____________________________

* Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 27, 2013	FRONTIER BEVERAGE COMPANY, INC.

	By:	/s/ Terry Harris
Terry Harris, Chief Executive Officer